Accrued liabilities and other payables	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Accrued liabilities and other payables	Accrued liabilities and other payables

(in KUSD)	December 31, 2020	December 31, 2019
Payroll and social charges	12,063	5,726
R&D costs	15,333	8,922
Other	2,979	782
	30,375	15,430
The increase in accrued liabilities and other payables is primarily related to the increase in R&D costs due to advancement of the Company’s clinical trials associated with its lead product candidates. In addition, Payroll and social charges increased due to higher employee headcount in 2020 as a result of the increased R&D activity discussed above as the Company prepares for the commercial launch of Lonca. In addition, we recorded a charge for a milestone payment of USD 5.0 million associated with a collaboration agreement that was achieved during December 2020.